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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of June 1, 2004, providing for the issuance of
              Mortgage Pass-Through Certificates, Series 2004-NCM1)


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                  333-107958           01-0791848
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

390 Greenwich Street
New York, New York                                         10013
---------------------------------------                    -----
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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                                       -2-


Item 5.           OTHER EVENTS


Description of the Certificates and the Mortgage Pool

         Citigroup Mortgage Loan Trust Inc. (the "Registrant") plans a series of certificates, entitled Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2004-NCM1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 2004, among the Registrant as depositor, National City Mortgage Co. as master servicer and U.S. Bank National Association as trustee. The Certificates, to be designated as the Series 2004-NCM1 Certificates, will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate mortgage loans secured by first liens on residential real properties having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Citigroup Global Markets Inc. (the "Underwriter") have advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.






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                                       -3-

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



         EXHIBIT NO.                            DESCRIPTION

              99.1                  Computational Materials (as defined in Item
                                    5) that have been provided by Citigroup
                                    Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2004- NCM1.





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 30, 2004

                                     CITIGROUP MORTGAGE LOAN TRUST INC.


                                     By:    /s/  Matt Bollo
                                          -------------------------------------
                                     Name:  Matt Bollo
                                     Title: Vice President





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                                Index to Exhibits




                                                                Sequentially
Exhibit No.                            Description             Numbered Page
-----------                            -----------             -------------
    99.5

                      Computational Materials (as                      P
                      defined in Item 5) that have been
                      provided by Citigroup Global
                      Markets Inc. to certain
                      prospective purchasers of
                      Citigroup Mortgage Loan Trust
                      Inc., Mortgage Pass-Through
                      Certificates, Series 2004-NCM1.














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                                  EXHIBIT 99.5


                                [FILED BY PAPER]